SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.      )

    Filed by the registrant  |X|
    Filed by a party other than the registrant  |_|
    Check the  appropriate box:
    |_| Preliminary proxy statement         |_| Confidential, for use of the
                                                 Commission only (as permitted
                                                 by Rule 14a-6 (e)(2)
    |X| Definitive proxy statement
    |_| Definitive additional materials
    |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             U.S. HOME & GARDEN INC.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

    |X|  No fee required.

    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transactions applies:

    (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

    |_|  Fee paid previously with preliminary materials.

    |_|  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

    (2)  Form, schedule or Registration Statement no.:

    (3)  Filing party:

    (4)  Date filed:


-------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                             U.S. HOME & GARDEN INC.
                              655 Montgomery Street
                             San Francisco, CA 94111


                                             May 27, 1997


Dear Fellow Stockholders:

     You are cordially invited to attend our Annual Meeting of Stockholders which will be held on June 27, 1997 at 9:00 A.M., local time, at the offices of U.S. Home & Garden Inc., 655 Montgomery Street, Suite 830, San Francisco, California 94111.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, North American Transfer Company, in writing, at 147 West Merrick Road, Freeport, New York 11520.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                             Cordially,


                                             Robert Kassel
                                             Chairman of the Board,
                                             President and
                                             Chief Executive Officer

                             U.S. HOME & GARDEN INC.
                              655 Montgomery Street
                             San Francisco, CA 94111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 27, 1997


To the Stockholders of U.S. HOME & GARDEN INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of U.S. Home & Garden Inc. (the "Company") will be held on Friday, June 27, 1997, at 9:00 A.M., local time, at the offices of the Company, 655 Montgomery Street, Suite 830, San Francisco, California 94111, for the following purposes:

     1. To elect five (5) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To consider and vote upon a proposal to approve the Company's 1997 Stock Option Plan;

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on May 5, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


--------------------------------------------------------------------------------
IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
--------------------------------------------------------------------------------

                                             By Order of the Board of Directors,

                                             Robert Kassel
                                             Chairman of the Board, President
                                             and Chief Executive Officer
May 27, 1997

                                 PROXY STATEMENT

                             U.S. HOME & GARDEN INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 27, 1997


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. HOME & GARDEN INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 27, 1997 , including any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about May 29, 1997.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                              655 Montgomery Street
                              San Francisco, California  94111
                              Telephone No.:  (415) 616-8111


                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on May 5, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 14,007,841 shares of the Company's common stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.


                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is present if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock cast with respect thereto, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.


                              ELECTION OF DIRECTORS

     At this year's Annual Meeting of Stockholders, five (5) directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders with respect to the fiscal year ending June 30, 1997. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a Proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the Proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he or she will be available to serve.

         Name            Age                 Position
         ----            ---                 --------

Robert Kassel            58                  Chairman of the Board, President,
                                             Chief Executive Officer and
                                             Treasurer

Richard Raleigh          43                  Chief Operating Officer and
                                             Director

Maureen Kassel           49                  Vice President - Public Relations
                                             and Advertising, Secretary and
                                             Director

Jon Schulberg            38                  Director

Fred Heiden              56                  Director


     Robert Kassel co-founded the Company and has been Chairman of the Board, President, Chief Executive Officer and Treasurer of the Company since October 1990. In addition, from 1985 to August 1991 he was a consultant to Comtel Communications, Inc. ("Comtel"), a company specializing in the installation and operation of telephone systems in hotels. From 1985 to 1990, Mr. Kassel was also a real estate developer in Long Island, New York and Santa Barbara, California. From 1965 to 1985, he was a practicing attorney in New York City, specializing in corporate and securities laws.

     Richard Raleigh has been a Director of the Company since March 1993, Chief Operating Officer of the Company since June 1992 and served as the Company's Executive Vice President- Operations from December 1991 to June 1992. Prior to joining the Company, Mr. Raleigh was a free-lance marketing consultant to the lawn and garden industry from January 1991 to December 1991. From April 1988 to January 1991 he was employed by Monsanto Agricultural Co. as its Director of Marketing, Lawn and Garden. From December 1986 to April 1988 he was employed by The Andersons, a company engaged in the sale of consumer and professional lawn and garden products, as Vice President of Sales and Marketing. From November 1978 to December 1986 he held a variety of positions at The Andersons, including Operations Manager and New Products Development Manager.

     Maureen Kassel, the wife of Robert Kassel, co-founded the Company and has been Vice President and a director of the Company since November 1990 and Secretary since February 1992. For the last ten years, she has assisted in the general administration and operation of real estate and other businesses. Ms. Kassel is Chairman of the Board of Comtel.

     Jon Schulberg, a director of the Company since March 1993, has been employed as president of Schulberg MediaWorks, a company engaged in the independent production of television programs and television advertising, since January 1992. From January 1989 to January 1992 he was a producer for Guthy-Renker Corporation, a television production company. From September 1987 to January 1989 he was the director of development for Eric Jones Productions. For the three years prior thereto, he was the Director of Video Publishing for Preview Media.

     Fred Heiden, a director of the Company since March 1993, has been a private investor since November 1989. From April 1984 to November 1989 Mr. Heiden was the president and principal owner of Bonair Construction, a Florida based home improvement construction company.

     During the fiscal year ended June 30, 1997, the Board of Directors held one meeting which was attended by all of the directors. The Board also took various actions by unanimous written consent in lieu of a meeting. The Company does not have standing nominating, compensation or audit committees of the Board of Directors or committees performing similar functions.

     All directors of the Company hold office until the next annual meeting of the stockholders and the election and qualification of their successors. Officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.


                                   PROPOSAL I

                       ADOPTION OF 1997 STOCK OPTION PLAN

     The Board of Directors has adopted the Company's 1997 Stock Option Plan (the "Plan"), subject to approval by the stockholders at the Annual Meeting.

     The Board of Directors believes that it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock through the granting of stock options. The Board of Directors has found that the prior grant of options under the Company's 1991 and 1995 Stock Option Plans, which plans currently have virtually no more options available for future grants, has proven to be a valuable tool in attracting and retaining key employees and other key persons. The Board of Directors believes that the Plan (i) will provide the Company with significant means to attract and retain talented personnel, (ii) will result in saving cash, which otherwise would be required to retain current key employees, and adequately attract and reward key personnel, and (iii) consequently will prove beneficial to the Company's ability to be competitive. In view of the substantial growth of the Company and the need to continue to expand, the Board of Directors recommends that the Plan should be approved.

     The following summary of the Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Plan, set forth as Exhibit "A" attached hereto and made a part hereof.


Summary of the 1997 Stock Option Plan

     The Plan currently authorizes the granting of options to purchase up to 1,500,000 shares of Common Stock subject to adjustment as described below. Any person, including, but not limited to, employees, directors, consultants, attorneys and other independent contractors of the Company, including those of the Company's subsidiaries, believed by the Board of Directors, or if applicable, the Plan's Stock Option Committee, as the case may be, to have contributed to the success of the Company, are eligible to be granted Non-Qualified Stock Options (as defined below) under the Plan. Incentive Stock Options (as defined below) may be granted only to employees of the Company or any subsidiary of the Company.

     The Plan will be administered by either the Board of Directors or a Stock Option Committee (the "Committee") consisting of two or more members of the Board of Directors, appointed by the Board of Directors, who must be "Non-Employee Directors" (as defined in Rule 16b-3 of the Securities Exchange Act of 1934) and an "outside director" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors or the Committee, as the case may be, will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the share price. The Board of Directors, or Committee, as the case may be, will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the Plan will expire at the close of business on May 18, 2007.


Stock Options

     The Plan provides for the grant of "incentive stock options" as defined in
Section 422 of the Code ("Incentive Stock Options"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board of Directors or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

     Under the Plan the maximum number of shares that may be covered by stock options granted to any employee for the duration of the Plan is 1,000,000 shares.

     Incentive Stock Options granted pursuant to the Plan are nontransferable by the optionee during his lifetime. All options granted under the Plan, will, unless a shorter term is established by the Board of Directors or the Committee, expire if not exercised within ten years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the Plan, may be exercised within 30 days following termination of employment (one year in the event of death of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board of Directors or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the Incentive Stock Option on the date the Incentive Stock Option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of Non-Qualified Stock Options is within the discretion of the Board of Directors or the Committee and may be any price not less than the par value of the shares underlying the Non-Qualified Stock Option. The Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

     The Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued to any optionee until the full option price has been paid. The Board of Directors or Committee, as the case may be, may grant individual options under the Plan that contain "cashless exercise" provisions. The Board of Directors or the Committee may also grant individual options containing more stringent provisions than those specified in the Plan.

     Any stock options granted shall become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee shall provide. Stock options granted under the Plan are exercisable until the earlier of (i) a date set by the Board of Directors or the Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The Plan shall remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after May 18, 2007.


     As of May 27, 1997, the closing sale price of the Company's Common Stock, as reported by Nasdaq, was $2.8125.



Certain Federal Income Tax Consequences of the Plan

     The following is a brief summary of the Federal income tax aspects of grants made under the Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not be limited under Section 162(m) of the Code. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, the Code provides that if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

     2. Non-Qualified Stock Options. With respect to Non- Qualified Stock Options (i) upon grant of the option, the participant will recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and not be limited under Section 162(m) of the Code;
(iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

Recommendation

     THE BOARD OF DIRECTORS BELIEVES THAT THE 1997 STOCK OPTION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

                             EXECUTIVE COMPENSATION

     The following table discloses the compensation awarded by the Company, for the three fiscal years ended June 30, 1996, 1995 and 1994, to Mr. Robert Kassel, its Chief Executive Officer and Mr. Richard J. Raleigh, its Chief Operating Officer. During the fiscal year ended June 30, 1996, no other executive officer of the Company received a salary that exceeded $100,000 during such fiscal year.

                           Summary Compensation Table

                                     Annual
                                  Compensation
                                  ------------

    Name and                                                         Long Term
Principal Position              Year       Salary ($)   Bonus ($)   Compensation
------------------              ----       ----------   ---------   ------------

                                                                     Securities
                                                                     Underlying
                                                                     Options (#)
                                                                     -----------

Robert Kassel,                  1996       250,000.00   100,000      200,000 (1)
  Chairman, Chief Executive     1995       150,000.00   100,000      687,653 (2)
  Officer, President and        1994       128,734.02    60,000       80,000
  Treasurer

Richard Raleigh,                1996       150,000.00    10,000      100,000 (1)
  Chief Operating Officer       1995       120,000.00    10,000       50,000 (2)
                                1994       107,254.04      --         20,000

---------------------
(1) Includes 200,000 five-year options granted to Mr. Kassel and 100,000 five-year options granted to Mr. Raleigh in June 1995 under the Company's 1995 Stock Option Plan which grants were subject to stockholder approval of the plan obtained in February 1996.

(2)  Does not include the options referenced in footnote (1) above.

     The following table discloses information concerning stock options granted in the year ended June 30, 1996 to the executive officers named in the foregoing table (the "Named Executives").


                Option Grants in Fiscal Year Ended June 30, 1996

                                Individual Grants
                ------------------------------------------------



                      Number of         Percent of
                      Securities        Total Options
                      Underlying        Granted to        Exercise
                      Options           Employees in      Price      Expiration
Name                  Granted (#)       Fiscal Year       ($/Sh)        Date
----                  -----------       -------------     --------   ----------



Robert Kassel(1)      200,000              22.0            2.0625(2)    6/1/00


Richard Raleigh(1)    100,000              11.0            2.0625(2)    6/1/00



--------------------

(1) Represents 200,000 five-year options granted to Mr. Kassel and 100,000 five-year options granted to Mr. Raleigh in June 1995 under the Company's 1995 Stock Option Plan which grants were subject to stockholder approval of that plan which was obtained in February 1996.

(2)  The original exercise price of the options was $2.28 per share.

The following table sets forth information concerning the number of options owned by the Named Executives and the value of any in-the-money unexercised stock options as of June 30, 1996. No stock options were exercised by the Named Executives during the fiscal year ended June 30, 1996:

                Aggregated Option Exercises In Fiscal Year Ended
                 June 30, 1996 And Fiscal Year-End Option Values
                 -----------------------------------------------




                             Number of
                             Securities                           Value of
                             Underlying                        Unexercised
                             Unexercised                      In-the-Money
                             Options at                         Options at
                             June 30, 1996                  June 30, 1996*
                       -------------------------            --------------

Name               Exercisable     Unexercisable    Exercisable   Unexercisable
----               -----------     -------------    -----------   -------------

Robert               1,067,653          -0-            $1,547,913       $-0-
 Kassel

Richard                237,500          -0-               296,656       $-0-
 Raleigh



* Options are "in-the-money" if the fiscal year end fair market value of the Common Stock exceeds the option exercise price. The last sale price of the Common Stock on June 28, 1996 (the last trading day prior to June 30, 1996) was $3.1875 per share. The value noted above is based upon the exercise price of the options on June 30, 1996.




Employment Agreements

     The Company has entered into employment agreements with Messrs. Robert Kassel and Richard Raleigh, each dated as of April 1, 1996. Mr. Kassel's employment agreement currently provides that he will serve as the Company's Chief Executive Officer and President for a term expiring on March 31, 1998, subject to certain renewal provisions. His current annual salary is $350,000, and is subject to such bonuses and increases as are approved at the discretion of the Board of Directors. Mr. Raleigh's employment agreement currently provides that he will serve as the Company's Chief Operating Officer for a term expiring on March 31, 1998 subject to certain renewal provisions. Mr. Raleigh's current annual salary is $162,500, and is subject to such bonuses and increases as are approved at the discretion of the Board. Each of the employment agreements requires that substantially all of the employee's business time be devoted to the Company and that the employee not compete, or engage in a business competitive with, the Company's current and/or anticipated business for the term of the agreement and for two years thereafter (although they each may own not more than 5% of the securities of any publicly traded competitive company). Mr. Kassel's agreement also provides that if his employment is terminated under certain circumstances, including termination of Mr. Kassel's employment upon a change of control of the Company, (as defined in the agreement) a failure by the Company to comply with its obligations under the agreement, the failure of the Company to obtain the assumption of the agreement by any successor corporation, or a change in Mr. Kassel's duties and obligations from those contemplated by the agreement, and termination by the Company of Mr. Kassel's employment other than for disability or cause, he will be entitled to receive severance pay equal to the greater of (i) $350,000 ($3,500,000 plus the value of other compensation of approximately $500,000 in the event of a change of control) or (ii) the total compensation earned by Mr. Kassel from the Company during the one-year period (multiplied by ten in the event of a change of control) prior to the date of his termination.

     Mr. Raleigh's agreement also provides that if his employment is terminated under certain circumstances, including termination of Mr. Raleigh's employment upon a change of control of the Company, (as defined in the agreement) a failure by the Company to comply with its obligations under the agreement, the failure of the Company to obtain the assumption of the agreement by any successor corporation, or a change in Mr. Raleigh's duties and obligations from those contemplated by the agreement, and termination by the Company of Mr. Raleigh's employment other than for disability or cause, he will be entitled to receive severance pay equal to the greater of (i) $162,500 ($812,500 plus the value of the compensation of approximately $187,500 in the event of a change of control) or (ii) the total compensation earned by Mr. Raleigh from the Company during the one-year period (multiplied by five in the event of a change of control) prior to the date of his termination.

     Each of Mr. Kassel and Mr. Raleigh is, in addition to salary, entitled to certain fringe benefits, including the use of an automobile and payment of related expenses.

Stock Option Plans

     The Company has adopted a 1991 Stock Option Plan (the "1991 Plan"), a Non-Employee Director Stock Option Plan (the "Director Plan") and a 1995 Stock Option Plan (the "1995 Plan"). A total of 700,000 shares of Common Stock have been reserved for issuance upon the exercise of Incentive Stock Options or Non-Qualified Options under the 1991 Plan. Incentive Stock Options may be granted under the 1991 Plan to employees and officers of the Company. Non-Qualified Options may be granted under the 1991

Plan to consultants, directors (whether or not they are employees), employees or officers of the Company.

     The 1991 Plan is administered by the Board of Directors. Incentive Stock Options granted under the 1991 Plan may not be granted with an exercise price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of a 10% Stockholder. Non-Qualified Options granted under the 1991 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant. Options granted under the 1991 Plan will expire not more than ten years from the date of grant (five years in the case of Incentive Stock Options granted to a 10% Stockholder). An aggregate of approximately 680,000 options are outstanding under the 1991 Plan (including 357,500 issued to executive officers of the Company).

     Only non-employee directors of the Company are eligible to receive grants under the Director Plan. The Director Plan provides that eligible directors automatically receive a grant of options to purchase 5,000 shares of Common stock at fair market value upon first becoming a director and, thereafter, an annual grant, in January of each year, of 5,000 options at fair market value. Options to purchase an aggregate of up to 100,000 shares of Common Stock are available for the automatic grants under the Director Plan. An aggregate of 20,000 options has been granted to date under the Director Plan.

     The 1995 Plan provides for grants of options to purchase up to 1,500,000 shares of Common Stock. The Board of Directors or the Stock Option Committee of the 1995 Plan, as the case may be, will have discretion to determine the number of shares subject to each option (subject to the number of shares available for grant under the 1995 Plan and other limitations on grant set forth in the 1995
Plan), the exercise price thereof (provided that as to Incentive Stock Options such price must not be less than the fair market value of the Common Stock on the date of grant (110% for grants to a 10% Stockholder) and as to Non-Qualified Options the exercise price cannot be less than the par value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are employees of the Company (but not members of the committee of the 1995 Plan) will be eligible to be granted incentive stock options or nonqualified options under such plan. An aggregate of approximately 1,385,000 options are outstanding under the 1995 Plan (including 775,000 issued to executive officers of the Company).

     To date, no options have been exercised under the 1991 Plan, the Director Plan or the 1995 Plan.

     The Company from time to time has also granted non-plan options to certain officers, employees and consultants to the Company.

Director Compensation

     During the fiscal year ended June 30, 1996 each of the Company's two non-employee directors, Messrs. Schulberg and Heiden, received $3,500 for serving as directors of the Company.




           VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                  MANAGEMENT.

     The following table sets forth information at the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each Named Executive, (iii) each director, and (iv) all executive officers and directors of the Company as a group.


Amount and
Nature of
Name and Address                        Beneficial                Percentage
of Beneficial Owner                     Ownership(1)(2)           of Class
-------------------                     ---------------           --------

Maureen Kassel(3)                      950,650(4)                   6.6

Robert Kassel(3)                     4,482,095(5)(6)               27.9

Richard Raleigh                        655,140(7)                   4.5

Fred Heiden                              7,500(8)                   *

Jon Schulberg                            7,500(9)                   *

Joseph Owens II                      1,051,896(10)                  7.5

Richard Grandy                       1,051,896(10)                  7.5

Alan Stahler                           899,368(11)                  6.0

All executive officers
  and directors as a
  group (five persons)               5,517,235(4)(5)(6)            29.2
_____________                                 (7)(8)(9)
*less than 1%

--------------------------------------------------------------------------------
(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the Record Date have been exercised.

(3)  The address of Maureen and Robert Kassel is c/o the Company.

(4) Includes exercisable options and warrants issued to Ms. Kassel to purchase an aggregate of 365,000 shares of the Company's Common Stock.

(5) Of such shares, (i) 585,650 are owned of record by Maureen Kassel; however, because Ms. Kassel has appointed her husband as her proxy and attorney-in-fact to vote all 585,650 of the shares owned of record by her, Robert Kassel may also be deemed to have beneficial ownership of such shares; (ii) 914,396 shares are owned of record by each of Messrs. Joseph Owens and Richard Grandy, who have entered into a voting trust agreement (the "Voting Agreement") providing Mr. Kassel with the right to vote the aggregate 1,828,792 shares covered by the Voting Agreement until September 1, 2001.

(6) Includes 2,067,653 shares of Common Stock issuable upon exercise of options and warrants.

(7) Includes 640,140 shares of Common Stock issuable upon exercise of options and warrants.

(8)  Includes 7,500 shares of Common Stock issuable upon exercise of options.

(9)  Includes 7,500 shares of Common Stock issuable upon exercise of options.

(10) Includes 112,500 shares of Common Stock issuable to each of Messrs. Grandy and Owens upon exercise of options. The address of Mr. Grandy is c/o the Company. The address of Mr. Owens is 8 Hillendale, Waco, Texas 76710.

(11) The address for Mr. Stahler is 44 Wall Street, New York, New York 10005. Includes shares issuable upon the exercise of (i) options to purchase an aggregate of 89,441 shares of Common Stock underlying a five-year Unit Purchase Option granted on August 12, 1993 ("1993 Unit Purchase Option") and (ii) options to purchase up to 785,094 shares underlying a five-year Unit Purchase Option granted on August 29, 1994. Also includes options to purchase an aggregate of 24,833 shares underlying additional 1993 Unit

     Purchase Options granted to D.H. Blair & Co., Inc. Mr. Stahler is the Vice-Chairman and he and his wife are stockholders of D.H. Blair and Co., Inc. The information with respect to Mr. Stahler is derived from his
     Schedule 13D filed with the Securities and Exchange Commission.

                 Certain Relationships and Related Transactions.

     In June 1993, Richard Raleigh, the Company's Chief Operating Officer, assigned to the Company his option to acquire, for $124,000, the rights to the Power Gardener, which option was originally granted to him pursuant to an agreement, dated November 2, 1990, between Mr. Raleigh and the developer of the Power Gardener. In August 1993, the Company exercised such option to acquire all rights to manufacture, market and otherwise exploit the Power Gardener. In consideration for the assignment from Mr. Raleigh, the Company has paid him approximately $583,000, such amount representing Mr. Raleigh's costs of acquiring the purchase option (in the amount of $112,000) and expenses relating to the development of the product. The terms of the Company's agreement with Mr. Raleigh provided that the Company would also pay him a royalty of 2% of the Company's annual gross revenues from the sale of the Power Gardener payable in Common Stock of the Company, but only for those years during which the Company has recovered the allocable portion of the development expenses of the Power Gardener. No royalty payment has been accrued or paid to date although in February 1994 the Company loaned Mr. Raleigh, on a full recourse basis, $100,000 as an advance against possible future royalties. The advance bears interest at 6.5% per annum.

     Prior to entering into any written agreement with Mr. Raleigh, the Company, from time to time, commencing in January 1993, disbursed funds for the development of the Power Gardener. As of June 30, 1993, such funds aggregated approximately $365,000. In June 1993, in connection with entering into the assignment agreement, Mr. Raleigh repaid approximately $141,000 of such amount to the Company and issued promissory notes to the Company in the aggregate amount of $224,835 for the balance thereof. The promissory notes have been repaid.

     In July 1994 the Company granted to Mr. Kassel a five year option to purchase not less than 100,000 shares of the Company's Common Stock. The number of shares issuable upon exercise of the option has been increased, pursuant to the terms of the option, to 161,333. The exercise price of the option is $1.69 per share.

     To obtain a portion of the financing for the acquisition of Easy Gardener, Mr. Kassel provided for the benefit of the lender $500,000 cash collateral and a personal guarantee of $333,000. In consideration of providing such guarantees and collateral, the Company has granted Mr. Kassel options and warrants to purchase an aggregate of 526,300 shares of Common Stock for an aggregate exercise price of approximately $822,000.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP has audited and reported upon the financial statements of the Company for the fiscal year ended June 30, 1996 and the Board of Directors currently anticipates that it will select BDO Seidman, LLP to examine and report upon the financial statements of the Company for the fiscal year ending June 30, 1997. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.


                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING
                      FOR FISCAL YEAR ENDING JUNE 30, 1997

     The Company currently anticipates that its Annual Meeting of Stockholders with respect to the Company's fiscal year ending June 30, 1997 will be held between the months of December 1997 and February 1998. Therefore, stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders with respect to the Company's fiscal year ending June 30, 1997 must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than October 31, 1997 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1996 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 5, 1997. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED TO EACH SUCH STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST
TO:

                             U.S. HOME & GARDEN INC.
                              655 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94111
                         ATTENTION: CORPORATE SECRETARY


     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                             By order of the Board of Directors,


                             Robert Kassel
                             Chairman of the Board,
                             President and
                               Chief Executive Officer



May 27, 1997

                               U.S. HOME & GARDEN
                              655 Montgomery Street
                         San Francisco, California 94111

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 27, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints ROBERT KASSEL and RICHARD RALEIGH, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of U.S. Home & Garden Inc. on Friday, June 27, 1997, at 655 Montgomery Street, San Francisco, California 94111, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF DIRECTORS:
     |_| FOR all nominees listed below
     (except as marked to the contrary below).

     |_| WITHHOLD AUTHORITY
         to vote for all nominees listed below.

                 Robert Kassel, Richard Raleigh, Maureen Kassel,
                          Fred Heiden and Jon Schulberg


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)


--------------------------------------------------------------------------------

2.   Adoption of 1997 Stock Option Plan

     |_| For   |_| Against  |_| Abstain


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                    (continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.


DATED: ________________________________, 1997

                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                        _______________________________________
                                        Signature




                                        _______________________________________
                                        Signature if held jointly


     Please mark, sign, date and return this proxy card promptly using the enclosed envelope.


Please indicate whether or not you will attend the Annual Meeting of Stockholders by marking the appropriate box below.

I |_| will |_| will not attend the Annual Meeting.

                                                                       EXHIBIT A
                             1997 STOCK OPTION PLAN
                                       OF
                             U.S. HOME & GARDEN INC.


     1.   Purpose

     U.S. Home & Garden Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its shareholder(s). By affording key personnel the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the 1997 Stock Option Plan of U.S. Home & Garden Inc. (the "1997 Plan") is expected to contribute to the attainment of those objectives.

     The word "Subsidiary" or "Subsidiaries" as used herein, shall mean any corporation, fifty percent or more of the voting stock of which is owned by the Company.

     2.   Scope and Duration

     Options under the 1997 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Non-Qualified Options"). (Unless otherwise indicated, references in the 1997 Plan to "options" include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1997 Plan is 1,500,000 shares of the common stock, $.001 par value, of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. The maximum number of shares with respect to which options may be granted to any employee during the term of the Plan is 1,000,000. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1997 Plan shall have been terminated) become available for subsequent option grants under the 1997 Plan. As provided in paragraph 13, the 1997 Plan shall become effective on May 19, 1997, and unless terminated sooner pursuant to paragraph 14, the 1997 Plan shall terminate on May 18, 2007, and no option shall be granted hereunder after that date.

3.   Administration

     The 1997 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "Non-Employee Director" as defined in Rule l6b-3 pursuant to the Securities Exchange Act of 1934 (the "Act"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

     The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1997 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 1997 Plan; to prescribe, amend and rescind rules and regulations relating to the 1997 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1997 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1997 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1997 Plan.

     4.   Eligibility; Factors to be Considered in Granting Options

     Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries and at the date of grant of any option are in the employ of the Company or its present and future Subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1997 Plan. An employee who has been granted an option or options under the 1997 Plan may be granted an additional option or options, subject, in the case of

Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

     5.   Option Price

     The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, and in the case of an Incentive Option, shall not be less than 100% of the Fair Market Value (as defined in paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. In the case of Non-Qualified Options the purchase price of the Common Stock shall not be less than the par value of a share of Common Stock. Such price shall be subject to adjustment as provided in paragraph 12 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

     6.   Term of Options

     The term of each option shall be not more than ten years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below and subject to subparagraph 8(b) as to certain Incentive Options.

     7.   Exercise of Options

     (a) Subject to the provisions of the 1997 Plan and unless otherwise provided in the option agreement, options granted under the 1997 Plan shall become exercisable as determined by the Board of Directors or Committee. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 1997 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 1997 Plan shall immediately become exercisable in full upon the happening of any of the following events; (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock, (ii) the approval by the shareholder(s)
of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, (iii) with respect to an employee, on his 65th birthday, or (iv) with respect to an employee, on the employee's involuntary termination from employment, except as provided in Section 10 herein. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1997 Plan.

     (b) Any option at any time granted under the 1997 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 11 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be. Any option at the any time granted under the 1997 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

     (c) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the
Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (c), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

     (d) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 15 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

     (e) Except as provided in paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary.

     8.   Incentive Options

     (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporation's, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

     (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within 5 years from the date of grant.

     (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 1997 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

     9.   Non-Transferability of Options

     Except as may be otherwise provided in the option agreements with respect to a Non-Qualified Option, options granted under the 1997 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

     10.  Termination of Employment

     In the event that the employment of an employee to whom an option has been granted under the 1997 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1997 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within thirty (30) days after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company and the optionee. Options granted to employees under the 1997 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 1997 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1997 Plan or in any option granted pursuant to the 1997 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its Subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or parent or affiliated companies to terminate such employment at any time.

     11.  Death or Disability of Employee

     If an employee to whom an option has been granted under the 1997 Plan shall die while employed by the Company or a Subsidiary or within thirty (30) days after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 1997 Plan shall be terminated as the result of a disability, such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within thirty (30) days after the date of such termination, but not later than the date on which the option terminates.

     12.  Adjustments Upon Changes in Capitalization, Etc.

     Notwithstanding any other provision of the 1997 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 1997 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

     13.  Effective Date

     The 1997 Plan shall become effective on May 19, 1997, the date of adoption of the 1997 Plan by the Board of Directors, provided that the 1997 Plan is approved by the shareholders of the Company on or prior to May 18, 1998.

     14.  Termination and Amendment

     The Board of Directors of the Company may suspend, terminate, modify or amend the 1997 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1997 Plan, materially increase the benefits accruing to participants under the 1997 Plan, or materially modify the requirements as to eligibility for participation in the 1997 Plan, shall be subject to the approval of the Company's shareholder(s), except that any such increase or modification that may result from adjustments authorized by paragraph 12 does not require such approval. No suspension, termination, modification or amendment of the 1997 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, effect the rights of such employee under such option.

     15.  Miscellaneous

     As said term is used in the 1997 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common
Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, shall be conclusive as to the Fair Market Value of the Common Stock.

     The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 1997 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1997 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed,
(ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

     During the term of the 1997 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1997 Plan the same as any other option.

     Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in their sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 1997 Plan; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.

     16.  Compliance with SEC Regulations.

     It is the Company's intent that the 1997 Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of the 1997 Plan is later found not to be in compliance with said Rule 16b-3, the provisions shall be deemed null and void.